Special Opportunities Fund, Inc. NCSRS

Exhibit 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Special Opportunities Fund, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Special Opportunities Fund, Inc. for the six months ended June 30, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Special Opportunities Fund, Inc. for the stated period.

/s/Andrew Dakos Andrew Dakos President, Special Opportunities Fund, Inc.	/s/Thomas Antonucci Thomas Antonucci Chief Financial Officer, Special Opportunities Fund, Inc.
Dated: September 1, 2023	Dated: September 1, 2023

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Special Opportunities Fund, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.